UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
November 9, 2007
Date of Report (Date of Earliest Event Reported)
FTD Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32425	87-0719190
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
3113 Woodcreek Drive
Downers Grove, Illinois 60515-5420
(Address of principal executive offices, including zip code)
(630) 719-7800
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

I.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)	Effective November 9, 2007, Michael J. Soenen will serve as Chairman of the Board of Directors of FTD Group, Inc. (“FTD”). Peter J. Nolan, the former Chairman of FTD, will remain a member of the Board of Directors.

Mr. Soenen will serve as Chairman, Chief Executive Officer and President while FTD searches for a new Chief Executive Officer and President to replace him in this capacity. Mr. Soenen will continue as Chairman following the completion of the search. The Board has engaged Korn Ferry International to conduct the search and expects to complete the process prior to FTD’s June 30, 2008 fiscal year end.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit 99.1 Press release, dated November 9, 2007.

II.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FTD Group, Inc.
/s/ Becky A. Sheehan
Name:	Becky A. Sheehan
Title:	Chief Financial Officer

Date: November 9, 2007

III.
EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated November 9, 2007